OPERATING LEASES	12 Months Ended
Dec. 31, 2020
Leases [Abstract]
OPERATING LEASES	OPERATING LEASES

Rental income

The minimum future revenues to be received under the Company's non-cancelable operating leases on its vessels as of December 31, 2020, are as follows:

Year ending December 31,	(in thousands of $)
2021	345,881
2022	318,085
2023	332,149
2024	250,045
2025	45,799
Thereafter	119,019
Total minimum lease revenues	1,410,978

The minimum future revenues above are based on payments receivable from the charterers and do not include contingent rental income. Revenues included in income are recognized on a straight-line basis.

Contingent rental income

As at December 31, 2020, the Company had installed scrubbers or EGCS on 14 vessels accounted for as operating leases (five container vessels, seven capesize bulk carriers and two suezmax tankers), and three container vessels accounted for as finance leases. As part of the agreement for the installation of scrubbers on the five container vessels, which were on time-charter contract, accounted for as operating leases, it was agreed that the Company will receive contingent income based on the cost savings achieved by the charterer on fuel arising from using the scrubbers from January 1, 2020. During the year ended December 31, 2020, the Company recorded an income of $3.9 million in connection with the cost savings agreement.

The cost and accumulated depreciation of vessels (owned and under finance leases) leased to third parties on non-cancelable operating leases at December 31, 2020 and 2019 were as follows:

(in thousands of $)	2020	2019
Cost	2,245,889	2,100,533
Accumulated depreciation	465,033	315,934
Total	1,780,856	1,784,599